SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 6, 2005


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


            Maryland                  1-12002               23-2715194
       (State or other              (Commission         (I.R.S. Employer
 jurisdiction of incorporation)     File Number)        Identification No.)



               1311 Mamaroneck Avenue, Suite 260
                    White Plains, New York                 10605
            (Address of principal executive offices)     (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Item 4.01    Changes In Registrant's Certifying Accountant

On October 6, 2005, the Audit Committee of the Registrant's Board of Directors agreed, by resolution, to terminate the services of the Registrant's independent registered public accounting firm, Ernst and Young, LLP ("Ernst and Young"). The Audit Committee further resolved to hire the accounting firm BDO Seidman, LLP as Ernst and Young's replacement.

Ernst and Young's reports on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were the statements qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Registrant's financial statements for each of the fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period, there were no disagreements with Ernst and Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst and Young would have caused Ernst and Young to make reference to the matter in their report. In addition, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst and Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 6, 2005 is filed as Exhibit 16.1 to this Form 8-K.

The Registrant has given Ernst and Young authorization to fully respond to the inquiries of the Registrant's new accountants, BDO Seidman, LLP, concerning the previous financial statements audited by Ernst and Young. The Registrant placed no limitations upon Ernst and Young, whatsoever.

Neither the Registrant nor anyone acting on its behalf has consulted with BDO Seidman, LLP regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters of reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

16.1 Letter from Ernst and Young to the Securities and Exchange Commission dated October 6, 2005
99.1     Press release announcing change in Registrant's certifying accountant




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACADIA REALTY TRUST
                                       (Registrant)


Date: October 6, 2005                  By: /s/ Michael Nelsen
                                           ------------------
                                       Name:  Michael Nelsen
                                       Title: Sr. Vice President and Chief
                                              Financial Officer